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Exhibit 23.3

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 12, 2002 relating to the financial statements of FabCentric, Inc., which appears in Amendment No. 1 to the Current Report on Form 8-K/A of HPL Technologies, Inc. dated December 18, 2001.

/s/ PricewaterhouseCoopers LLP

San Jose, California
April 25, 2002

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    Exhibit 23.3
CONSENT OF INDEPENDENT ACCOUNTANTS